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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                NOVEMBER 20, 2003
                Date of Report (date of Earliest Event Reported)


                                 ISOLAGEN, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      0-12666                87-0458888
(State or Other Jurisdiction of    (Commission File No.)     (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)


                 2500 WILCREST, 5TH FLOOR, HOUSTON, TEXAS 77042
              (Address of principal executive offices and zip code)

                                 (713) 780-4754
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 5.  OTHER EVENTS.

         On November 20, 2003 the Company issued a press release relating to positive results in the United Kingdom. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The reader is advised to read the press release in its entirety.


                          [THE SIGNATURE PAGE FOLLOWS.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ISOLAGEN, INC.


Date:    November 20, 2003               By:  /s/ Jeffrey W. Tomz
                                              ---------------------------------
                                              Chief Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

    99.1                Press Release dated November 20, 2003.